Shareholder Update September 2012

Safe - Harbor Statement This presentation contains certain "forward - looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as "believes," "expects," "anticipates," "intends," "will," "may," "should," or similar expressions. These forward - looking statements are not guarantees of ProUroCare's future performance and involve a number of risks and uncertainties that may cause actual results to differ materially from the results discussed in these statements. Factors that might cause ProUroCare's results to differ materially from those expressed or implied by such forward looking statements include, but are not limited to, the ability of ProUroCare to find adequate financing to complete the development of its products; the high level of secured and unsecured debt incurred by ProUroCare; the impact and timing of actions taken by the FDA and other regulatory agencies with respect to ProUroCare's products and business; the dependence by ProUroCare on third parties for the development and manufacture of its products; and other risks and uncertainties detailed from time to time in ProUroCare's filings with the Securities and Exchange Commission including its most recently filed Form 10 - K and Form 10 - Q. ProUroCare undertakes no duty to update any of these forward - looking statements ProUroCare Medical Inc.

ProUroCare Update - Contents ProUroCare Market Opportunity FDA Clearance of ProUroScan TM System » Benefits of “ de novo” versus traditional 510(k) clearance » Expanded physician interest » Expanded investor interest Coming Milestones Through 2013 Strategic Partner Strategy Funding Requirements 3

ProUroCare Update ProUroCare Market Opportunity 4

ProUroCare

Potential U.S. Market Opportunity

	Annual Primary Care Physician Visit	Diagnostic Urology Visit	Biopsy Urology Visit	Surveillance Urology Visit	Non-Surgical Treatment / Surgical
Patients /Tests	30M[1]	0.5M[2] (> 50 years)	1M[3]	2.1M[4]/3.2M[5] (> 50 years)	0.14M[6]
Tools	◆DRE ◆PSA ◆PEC Score *** [7]	◆DRE ◆PSA (>6mos) ◆ProUroScan ***	◆ProUroScan Guided Biopsy ***	◆DRE ◆PSA ◆ProUroScan***	◆ProUroScan Guided Therapy ***
U.S. Market	◆**$3 Billion**[1] **(PSA market)**	◆**$140 Million**[8]	◆**$275 Million**[8]	◆**$900 million**[8]	◆**$40 Million**[8]

ProUroCare elasticity measurement technology has the potential to address the entire life-cycle of prostate disease management – ***a $4 Billion+ addressable market in the U.S. alone***.

1 Ablin RJ, "The Great Prostate Mistake", *New York Times*, 10 Mar 2010.
2 Management approximation of number of diagnostic urology visits that do not result in a prostate biopsy
3 Number of biopsies per year in the U.S.,Oregon Health & Science University, 2007.
4 Number of men living with prostate cancer, according to the Prostate Caner Foundation
5 No. of tests, assuming 1-2 tests per year during surveillance.
6 2010 CDC National Hospital Discharge Survey.
7 Prostate Elasticity Contrast, a ratio of least elastic tissue to most elastic tissue
8 Market size based on number of patient/tests at assumed $275 per test (totals rounded).

*** ProUroScan is currently approved only as a documentation tool.

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Strong Incentives to Find Alternative Tools for Identifying Prostate Disease ▪ More than $3 billion is estimated to be spent in the U.S. annually on PSA - related testing 1 ▪ USPSTF report questions value of PSA testing ▪ DRE and PSA testing combined is only 56% effective 2 ▪ Only 25% of 1 million biopsies performed in the U.S. identified cancer 3 ▪ An analysis of Medicare data indicates that 6.9% patients > age 65 are hospitalized within 30 days of biopsy 4 ▪ Hospitalization admissions due to biopsy - related infectious complications are increasing as bacterial resistance to antibiotics are increasing 5 6 1 Ablin RJ, “The Great Prostate Mistake”, New York Times , 10 Mar 2010. 2 Crawford ED, Leewansangtong S, Goktas S, Holthaus K, Baier M, Prostate , 1999 Mar 1;38(4) 296 - 302. 3 Oregon Health & Science University, 2007. 4 Loeb S, Carter B, Berndt S, Ricjer W, Schaeffer E, J Urol 2011; 186 No 5, 1830 - 1834 5 Nam R, Klotz L, Loblaw A, Trachtenberg J, Simor A, et al, J Urol 2010; 183[ suppl ]:e815, abs. 2097

ProUroCare Update FDA Clearance of ProUroScan System 7

ProUroScan Cleared by FDA  De novo clearance received from FDA on April 27, 2012 (510k No. K093579)  Approved labeling claim: “To create an image and document abnormalities in the prostate following an abnormal DRE”  Approval serves as a foundation for approval of future mechanical imaging technology applications  Eliminated most significant risk factor for company, enhancing our appeal to potential strategic partners 8

Benefits of De novo Clearance ▪ Company can use its own device as a predicate in future 510(k) filings » 510(k) filings have more specific processing timelines » FDA now familiar with concept of mechanical elasticity imaging technology ▪ Specifications and special controls laid out in the de novo approval are linked to company patents » Provides protection from competitors entering the prostate mechanical imaging field 9

Post FDA Approval Expanded Physician Interest ▪ More than 30 major institutions have indicated a strong interest in placing a system in their facility ▪ Physicians have expressed interest in conducting a variety of post - marketing clinical studies, including use of ultrasound and MRI in combination with ProUroScan ▪ Physicians have suggested numerous new applications for elasticity imaging technology in urology and for other organ systems ▪ Physicians have indicated interest in developing training protocols and in - service education programs 10

Post FDA Approval Increased Investor Interest ▪ FDA clearance has significantly changed investor’s perspective of the company and our technology ▪ New interest and participation from larger, more sophisticated investors ▪ In discussions with several institutional investors ▪ Exploring financing options with investment banks 11

ProUroCare Update Coming Milestones through 2013 12

Coming Milestones ▪ Submit draft cleaning & disinfection protocol to FDA ▪ Secure financing to support planned programs ▪ Establish strategic partner agreement(s) ▪ Begin placing 4 - 5 training systems with key opinion leader physicians ▪ Complete modifications to existing single use probe to meet FDA reusable device cleaning & disinfection requirements ▪ Complete cleaning & disinfection validation and submit 510k for multi - use labeling claim ▪ Implement FDA compliance systems and documentation ProUroCare’s value will be determined by our ability to achieve key milestones: 13

Coming Milestones (continued) ▪ B egin rollout of Gen 1 commercial systems to 10 - 12 key opinion leader physicians upon receipt of FDA approval of multi - use probe ▪ Begin post - marketing studies with key opinion leader physicians ▪ Develop information systems platform to expand data management capabilities and lay groundwork for information and testing services ▪ Finalize modular, portable Gen 2 commercial system design and submit 510k for FDA approval, if applicable ▪ Begin rollout of Gen 2 commercial systems to 30 - 40 early adopter physicians upon receipt of FDA approval of Gen 2 commercial system, if applicable 14

Added Operational Expertise ▪ Stan Myrum contracted to lead product and technology development. Experience and expertise includes: » Former Medtronic VP Quality & Operations » Operations and manufacturing of medical devices » Due diligence assessments » Sensor function and manufacturing ▪ Larry Getlin continues to oversee all regulatory and compliance related functions and activities ▪ Identified regulatory consultant to prepare future 510(k)’s ▪ Identified quality/manufacturing consultant to implement internal quality system and scale up manufacturing ▪ Have staff support with more than 150 years of med - tech device experience 15 We’ve added resources to help achieve our milestones:

ProUroCare Update Strategic Partner Strategy 16

Narrowing Strategic Partner Focus ▪ Exploring collaboration and strategic partnerships with companies in the market segments shown below ▪ Developing relationships with likely strategic targets with assistance of Cherry Tree & Associates ▪ Increased interest following FDA approval, and company working to demonstrate clinical and commercial utility of technology for strategics Screening Therapeutics Urology Abnormalities Imaging/Guide Biopsy 17

ProUroCare Update Funding Requirements 18

Funding Requirements ▪ Ability to hit milestones is dependent upon receipt of adequate funding ▪ Management projects a need for $4.5 to $5.0 million through mid - 2013 to achieve operating goals ▪ In addition, we are working to fund or refinance $1.1 million of debt and licensing payments in 2012 ▪ We are pursuing several potential funding sources: » Public or private sales of debt or equity securities » Warrant exercises » Support from potential strategic partners 19